                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             TERA COMPUTER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  [TERA LOGO]

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of shareholders of Tera Computer Company which will be held at the Skansonia Ferryboat, located at 2505 North Northlake Way, Seattle, Washington, on May 6, 1998 at 2:00 p.m. Directions to the Skansonia Ferryboat accompany the Proxy Statement.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the Annual Meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you will of course retain that opportunity.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to greeting as many of our shareholders as possible at the Annual Meeting.

                                          Sincerely,

                                          /s/ James E. Rottsolk
                                          James E. Rottsolk
                                          Chief Executive Officer
                                          and President

Seattle, Washington
April 3, 1998

                             TERA COMPUTER COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 1998

To The Shareholders:

     The Annual Meeting of the shareholders of Tera Computer Company will be held at the Skansonia Ferryboat, located at 2505 North Northlake Way, Seattle, Washington, on May 6, 1998 at 2:00 p.m. for the following purposes:

          1. To elect two directors; and

          2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 9, 1998 are entitled to notice of, and to vote at, this meeting.

                                          By Order of the Board of Directors,

                                          /s/ Kenneth W. Johnson
                                          Kenneth W. Johnson
                                          Secretary

Seattle, Washington
April 3, 1998

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                             TERA COMPUTER COMPANY

                           2815 EASTLAKE AVENUE EAST
                         SEATTLE, WASHINGTON 98102-3027

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1998

     This Proxy Statement, which was first mailed to shareholders on or about April 3, 1998, is furnished in connection with the solicitation of proxies by the Board of Directors of Tera Computer Company (the "Company") to be voted at the Annual Meeting of the shareholders of the Company, which will be held at 2:00 p.m. on May 6, 1998 at the Skansonia Ferryboat, located at 2505 North Northlake Way, Seattle, Washington, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Shareholders of record at the close of business on March 9, 1998 will be entitled to vote at the meeting on the basis of one vote for each share held. On March 9, 1998, there were 11,459,736 shares of common stock outstanding. The presence, in person or by proxy, of holders of record of a majority of the outstanding shares of common stock is required to constitute a quorum for the transaction of business at the Annual Meeting.

     Shares of common stock represented at the Annual Meeting by a properly executed and returned proxy will be voted in accordance with the instructions specified therein. If no instructions are noted, the proxy will be voted in favor of the nominees for election as directors, and in accordance with the discretion of the named proxies on any other matters properly brought before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy, or by voting in person at the Annual Meeting.

ELECTION OF DIRECTORS

     The number of Directors is determined by resolution of the Board of Directors, subject to revision by the shareholders. The Board of Directors has, by resolution, fixed the number of Directors at six. The terms of the Directors are classified so that each year approximately one-third of the Directors will be elected for a three-year term. These three groups of Directors are identified herein as Class I, Class II and Class III Directors. At the Annual Meeting, two Class II Directors will be elected to serve for a term of three years expiring on the date of the Annual Meeting of Shareholders in 2001. The Company's nominees for Directors are listed below, together with certain information about each of them.

CLASS II DIRECTORS
TERMS EXPIRE 2001

     DAVID N. CUTLER Mr. Cutler, 56, became a member of the Company's Board of Directors in 1993. Mr. Cutler joined Microsoft Corporation in 1988 as Engineering Manager of Operating System Development and has been responsible for Windows NT development. Prior to joining Microsoft, he was Senior Corporate Consultant at Digital Equipment Corporation. During his tenure at Digital, he managed DecWest in Bellevue, Washington, which produced the VAXELN operating system and the first Microvax computer, and he previously managed the development of VMS and RSX 11 M, principal operating systems for Digital computers.

     DANIEL J. EVANS Mr. Evans, 72, became a member of the Company's Board of Directors in 1990. Since 1989, Mr. Evans has been Chairman of Daniel J. Evans Associates, a consulting firm. He served as United States Senator from the State of Washington from 1983 to 1989; Chairman, the Pacific Northwest Power and Conservation Planning Council from 1981 to 1983; President of the Evergreen State College in Olympia, Washington from 1977 to 1983; and for three terms as Governor of the State of Washington from 1965 to 1977. Mr. Evans is a Director of Puget Sound Energy, Inc.; Burlington Northern/Santa Fe, Inc.; Washington Mutual Bank; Flow International Corporation; Western Wireless, Inc., and Attachmate Corporation. He is also President of the Board of Regents of the University of Washington. Mr. Evans received his M.S. degree in civil engineering from the University of Washington.

     Vote Required. The nominees elected to the Board of Directors will be those two receiving the highest number of votes cast by the shareholders entitled to vote in the election. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE.

CONTINUING DIRECTORS

     The Company's continuing Directors, together with certain information about each of them, are listed below.

CLASS III DIRECTORS
TERMS EXPIRE 1999

     KENNETH W. KENNEDY Mr. Kennedy, 52, joined the Board of Directors in 1989. Mr. Kennedy is the Ann and John Doerr Professor of Computational Engineering at Rice University and served as Chairman of the Department of Computer Science of Rice University from 1984 to 1988 and from 1990 to 1992. In February 1997, President Clinton designated Professor Kennedy as Co-Chairman of the Advisory Committee on High-Performance Computing and Communications, Information Technology, and the Next Generation Internet. He also is currently Director of the Center for Research on Parallel Computation, a National Science Foundation Science and Technology Center, at Rice University, the California Institute of Technology, Los Alamos National Laboratories and Argonne National Laboratories. Professor Kennedy has served as a visiting scientist at the IBM Thomas J. Watson Research Center, as a consultant to the Los Alamos and Livermore National Laboratories, and as a visiting professor at Stanford University. From 1985 to 1987, he was chairman of the Advisory Committee to the National Science Foundation Division of Computer Research and is currently a member of the Computing Research Board and the National Academy of Engineering. He received his M.S. and Ph.D. from New York University.

     JAMES E. ROTTSOLK Mr. Rottsolk, 53, is a co-founder of the Company and has served as its Chief Executive Officer since its inception. Prior to co-founding Tera in 1987, Mr. Rottsolk served as an executive officer with several high technology companies. Mr. Rottsolk received his A.M. and J.D. degrees from the University of Chicago.

CLASS I NOMINEES
TERMS EXPIRE 2000

     BURTON J. SMITH Mr. Smith, 57, has been the Chairman of the Board and Chief Scientist since the Company's inception. He is a recognized authority on high performance computer architecture and programming languages for parallel computers, and is the principal architect of the MTA system. Prior to co-founding Tera, Mr. Smith was a Fellow of the Supercomputing Research Center (now Center for Computing Sciences), a division of the Institute for Defense Analyses, from 1985 to 1988. Mr. Smith was a member of the National Science Foundation Advisory Committee on Computer Research from 1983 to 1987, a member of the National Science Foundation Blue Ribbon Panel on High Performance Computing in 1993, and a member of the Universities Space Research Association Science Council from 1987 to 1991. He was honored in 1990 with the Eckert-Mauchly Award given jointly by the Institute for Electrical and Electronic Engineers and the Association for Computing Machinery, and was elected a Fellow of both organizations in 1994. Mr. Smith received his S.M., E.E. and Sc.D. degrees from the Massachusetts Institute of Technology.

     JOHN W. TITCOMB, JR. Mr. Titcomb, 47, joined the Board of Directors in 1991. During the last five years he has been a private investor and serves as a director of several privately held companies involved in various technology, manufacturing and real estate businesses. Mr. Titcomb received his A.B. and J.D. degrees from Harvard University.

NOMINATIONS

     The Company's Bylaws provide that any shareholder entitled to vote in the election of directors may nominate a person for election as a director. Any such shareholder must give written notice of such shareholder's intent to make the nomination to the Secretary of the Company not fewer than 60 nor more than 90 days in advance of the meeting or, if later, by the tenth business day following the first public announcement of the date of the meeting. The notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or person to be nominated; (ii) a representation that the shareholder is a holder of record of stock of Tera Computer Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (iii) the number of shares beneficially owned by the shareholder and the dates on which such shares were acquired; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the shareholder; (v) such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission (the "SEC") had the nominee been nominated by the Board; and (vi) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the Annual Meeting may, in his discretion, determine and declare to the meeting that a proposed nomination was not made in accordance with the foregoing procedures, and the proposed nomination shall be disregarded.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Company's Board of Directors has an Audit Committee and Compensation Committee. There is no standing Nominating Committee. Messrs. Evans and Titcomb serve on the Audit Committee, which meets with financial management and the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Cutler, Evans and Kennedy serve on the Compensation Committee, which reviews the compensation of the Chief Executive Officer and other officers of the Company, and grants stock options to officers of the Company .

     The Audit Committee met once during 1997. The Compensation Committee met once during 1997. The Board of Directors met four times during 1997 and each of the directors attended at least 75% of the meetings of the Board and the Committees on which they serve.

     No Directors receive cash compensation for serving on the Board except for reimbursement of reasonable expenses incurred in attending meetings. Upon election, Mr. Cutler and Mr. Evans will each receive a ten-year option to purchase 4,500 shares of common stock, which will vest over three years, pursuant to the Company's 1995 Independent Directors Stock Option Plan. The exercise prices of the foregoing options will be the market price of the Common Stock on the date of the grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

     The following table sets forth information as of March 9, 1998 concerning the shares of the Company's common stock beneficially owned by all shareholders known by the Company to be beneficial owners of more than five percent of its outstanding shares of common stock, by each Director and nominee, the executive officers named in the Summary Compensation Table and Directors and executive officers of the Company as a group.

                                                              NUMBER OF
NAME AND ADDRESS (**)                                         SHARES (1)    PERCENTAGE
---------------------                                         ----------    ----------
William T. Frantz (2).......................................  1,688,838        14.6%
  P. O. Box 3965
  Bellevue, WA 98009-3965
James E. Rottsolk (3).......................................    370,167         3.2%
Burton J. Smith (4).........................................    369,465         3.1%
Kenneth W. Johnson (5)......................................     16,311        *
Brian D. Koblenz (6)........................................     71,267        *
Gerald E. Loe (7)...........................................     98,328        *
Katherine L. Rowe (8).......................................     26,504        *
David N. Cutler (9).........................................     15,456        *
Daniel J. Evans (10)........................................     23,325        *
Kenneth W. Kennedy (11).....................................     20,183        *
John W. Titcomb, Jr. (12)...................................    203,499         1.8%
All Directors and executive officers........................  1,214,505        10.2%
  as a group (10 persons) (13)

---------------
  *  Less than 1%

 ** Unless otherwise indicated, all addresses are c/o Tera Computer Company, 2815 Eastlake Avenue East, Seattle, WA 98102-3027.

 (1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in these notes, and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder. The number of shares and percentage of beneficial ownership includes shares of common stock issuable pursuant to warrants or options held by the person or group in question which may be exercised on March 9, 1998 or within 60 days thereafter.

 (2) Includes 84,175 shares issuable upon exercise of warrants.

 (3) Includes 104,296 shares issuable upon exercise of vested options. Mr. Rottsolk disclaims beneficial ownership of 1,698 shares as to which he has voting and dispositive powers as custodian for six nieces and nephews under the Washington Uniform Gifts to Minors Act.

 (4) Includes 103,728 shares issuable upon exercise of vested options.

 (5) Mr. Johnson disclaims beneficial ownership of 2,600 shares as to which he was voting and dispositive powers as trustee of trusts for his children.

 (6) Includes 51,400 shares issuable upon exercise of vested options. Mr. Koblenz disclaims beneficial ownership of 851 shares as to which he has voting and dispositive powers as trustee of a trust for the benefit of four nieces and nephews and as to 425 shares as to which his wife has voting and dispositive powers as trustee of a trust for the benefit of two nieces.

 (7) Includes 74,911 shares issuable upon exercise of vested options.

 (8) Includes 26,229 shares issuable upon exercise of vested options.

 (9) Includes 10,096 shares issuable upon exercise of vested options.

(10) Includes 3,000 shares issuable upon exercise of vested options.

(11) Includes 20,183 shares issuable upon exercise of vested options.

(12) Includes 6,313 shares issuable upon exercise of warrants and 17,911 shares issuable upon exercise of vested options. Mr. Titcomb disclaims beneficial ownership of 26,147 shares as to which he was voting and dispositive powers as trustee of a trust for his children under the Washington Uniform Gifts to Minors Act.

(13) Includes 6,313 shares issuable upon exercise of warrants and 411,754 shares issuable upon exercise of vested options. Of these shares, beneficial ownership is disclaimed to 31,721 shares.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

     The following table discloses the compensation received for the last three fiscal years by the Company's Chief Executive Officer and all executive officers whose compensation for 1997 exceeded $100,000 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                              ANNUAL COMPENSATION         COMPENSATION
                                          ----------------------------    ------------
      NAME AND PRINCIPAL POSITION         YEAR     SALARY     BONUS(1)      OPTIONS       OTHER(2)
      ---------------------------         ----    --------    --------    ------------    --------
Burton J. Smith.........................  1997    $177,500    $22,077            --        $4,733
  Chairman of the Board and Chief         1996    $150,000         --       250,000        $3,085
     Scientist                            1995    $150,000    $15,000            --        $2,862

James E. Rottsolk.......................  1997    $177,500    $22,077            --        $3,078
  President, Chief Executive Officer      1996    $150,000         --       250,000        $2,970
                                          1995    $150,000    $15,000            --        $2,862

Gerald E. Loe...........................  1997    $124,667    $15,331            --        $1,044
  Vice President -- Hardware              1996    $110,000         --        40,000        $  720
                                          1995    $110,000    $10,000            --        $  662

Brian D. Koblenz........................  1997    $123,333    $15,331            --        $2,192
  Vice President -- Software              1996    $105,000         --        40,000        $3,095
                                          1995    $ 83,000    $10,000            --        $2,025

Katherine L Rowe........................  1997    $118,750    $14,718            --        $2,385
  Vice President -- Manufacturing         1996    $ 89,166         --        40,000        $2,874
                                          1995    $ 70,000    $10,000        10,993        $  328

---------------
(1) Bonuses are shown when accrued. The 1995 bonuses were paid in 1997, and the 1997 bonuses were paid in 1998. No executive bonuses were declared for 1996.

(2) Includes premiums for group term life insurance policies payable to Named Executive Officers and the Company's contributions to a 401(k) savings plan.

STOCK OPTIONS

     Stock Option Grants in Last Fiscal Year. No stock options were granted to the Company's Named Executive Officers during the year ended December 31, 1997.

     Option Exercises in 1997 and Aggregated Option Values at Year-End. The following table provides information concerning option exercises in 1997 by the Named Executive Officers and the value of unexercised options held by the Named Executive Officers at December 31, 1997.

                                                         NUMBER OF SECURITIES
                       OPTIONS EXERCISED IN 1997              UNDERLYING                 VALUE OF UNEXERCISED
                       --------------------------       UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                         SHARES                          DECEMBER 31, 1997(1)            DECEMBER 31, 1997(2)
                        ACQUIRED         VALUE       ----------------------------    ----------------------------
                       ON EXERCISE    REALIZED(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                       -----------    -----------    -----------    -------------    -----------    -------------
Burton J. Smith......        --              --        87,062          175,001        $906,028       $1,706,260
James E. Rottsolk....        --              --        87,630          175,001        $911,663       $1,706,260
Gerald E. Loe........    21,288(3)     $278,532(3)     72,244           28,001        $934,499       $  273,010
Brian D. Koblenz.....     9,933(3)     $110,718(3)     46,368           30,958        $503,135       $  302,493
Katherine L. Rowe....        --              --        22,291           32,960        $384,492       $  323,561

---------------
(1) Based upon the closing market price on the dates of exercise minus the applicable option exercise prices.

(2) Based upon the closing market price of $15.25 per share on December 31, 1997 minus the exercise price. The actual value of unexercised options varies with the market price of the common stock.

(3) Of the shares acquired by Mr. Loe and Mr. Koblenz, one-half were received pursuant to options granted by the Company and one-quarter were received pursuant to options granted by each of Mr. Smith and Mr. Rottsolk.

     In connection with Mr. Loe's exercises of options in 1997, the Company loaned him a total of $119,495 pursuant to promissory notes payable in December, 1998, and bearing interest at the rate of 5.68% per annum; these notes are secured by a pledge of the shares acquired upon such exercises.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for setting and administering the policies governing annual compensation of the executive officers, including the annual management bonus plan and the Company's stock option plans. The Committee is composed exclusively of directors who are neither employees or former employees of the Company nor eligible to participate in any of the Company's executive compensation programs.

     The Committee's compensation philosophy is to provide salary, bonus and equity incentives to the Company's officers and other employees through programs designed to attract and retain the best personnel to allow the Company to achieve its goals and maintain its competitive posture. The Company seeks to foster an environment that rewards superior performance and aligns the interests of employees to those of the stockholders through equity incentives.

     At the beginning of every year, the Committee reviews with the Chief Executive Officer and approves, with modifications it deems appropriate, an annual compensation plan for the Company's executive officers. In making individual base salary decisions, the Compensation Committee considers each officer's duties, the quality of the individual's performance, the individual's potential, market compensation practices, the contribution the officer has made to the Company's overall performance, and the financial status of the Company. The Compensation Committee also compares the salary of each officer with other officers' salaries, taking into account the number of years employed by the Company, the possibility of future promotions and the extent and frequency of prior salary adjustments.

     The Company's bonus plan is a material element to the annual compensation program for the Company's executive officers and other key employees. The 1997 plan awarded bonuses as a percentage of salary based upon the Company achieving certain specified goals regarding revenues and bookings, and stock market performance of the Company's common stock. In 1998, the bonus plan will be similarly structured, but with a discretionary element depending upon how each officer meets certain individual performance goals. Officers and key employees are eligible to receive bonuses annually, subject to successful achievement against these targets and individual goals.

     In determining the amount of equity compensation to be awarded to executive officers in any fiscal year, the Committee considers the current stock ownership of the officer, relevant industry experience, the impact of the officer's contribution, the number of years each officer has been employed by the Company, the possibility of future promotions, and the extent and frequency of prior option grants. Options have been granted subject to four and five year vesting periods to encourage the officers and key employees to remain in the employ of the Company. The Committee did not grant any stock options to the Named Executive Officers in 1997.

     The Committee reviews and sets the base salary of Mr. Rottsolk, the President and Chief Executive Officer, and Mr. Smith, the Chairman and Chief Scientist, using the same process as with other executive officers as well as an assessment of their past performances, and its expectations as to their future performances in leading the Company and its business. Messrs. Rottsolk and Smith participate in the bonus and stock option plans on the same basis as with the other executive officers. As co-founders and the principal executives of the Company, it is anticipated that their compensation will remain equal in amount.

     Section 162(m) of the Internal Revenue Code limits to $1 million per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. The levels of salary and bonus paid by the Company do not exceed this limit. Under IRS regulations, the $1 million limit on deductibility does not apply to compensation received through the exercise of non-qualified stock options that meet certain requirements. It is the Company's current policy generally to grant options that meet those requirements.

                                          The Compensation Committee

                                          David N. Cutler
                                          Daniel J. Evans
                                          Kenneth W. Kennedy

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return to shareholders of the Company's common stock with the cumulative total return of the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Computer Manufacturer Stocks Index for the period beginning on September 26, 1995, the date on which quotations for the Company's common stock first appeared on the Nasdaq SmallCap Market, and ended on December 31, 1997.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                   AMONG TERA COMPUTER COMPANY COMMON STOCK,
                 THE NASDAQ MARKET (U.S.) INDEX AND THE NASDAQ
          COMPUTER MANUFACTURER STOCKS INDEX THROUGH DECEMBER 31, 1997

        MEASUREMENT PERIOD            TERA COMPUTER       NASDAQ MARKET      NASDAQ COMPUTER
      (FISCAL YEAR COVERED)              COMPANY             (U.S.)           MARKET STOCKS
9/26/95                                     100                 100                 100
12/29/95                                  73.47              101.77              102.99
12/31/96                                  63.27              125.18              138.29
12/31/97                                 248.98              153.61              167.32

---------------
(1) All indices shown in the graph have been reset to a base of 100 as of September 26, 1995, and assume an investment of $100 on that date and the reinvestment of dividends paid since that date. The Company has not paid cash dividends on its Common Stock. All return information is historical and is not necessarily indicative of future performance.

INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Deloitte & Touche LLP, certified public accountants, to serve as the Company's auditors for 1998. Deloitte & Touche LLP has served as the Company's auditors since 1987. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement and be available to respond to appropriate questions.

SOLICITATION OF PROXIES

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the

Company, none of whom will receive any additional compensation for their services. Also, W. F. Doring & Co. may solicit proxies at an approximate cost not to exceed $3,000 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

VOTING TABULATION

     Vote Required: Under the Washington Business Corporation Act, the election of the Company's Directors requires a plurality of the votes represented in person or by proxy at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by ChaseMellon Shareholder Services, L.L.C.

     Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the Annual Meeting.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Company's knowledge, based solely upon review of the copies of reports furnished to the Company and written representations that no other reports were required, the officers, directors, and greater than ten-percent shareholders have otherwise complied during 1997 with all requirements under
Section 16(a) of the Securities Exchange Act of 1934 that certain reports be filed, except that Mr. Cutler and Mr. Koblenz were each late filing one report covering one transaction, and Mr. Frantz and Mr. Titcomb were each late filing one report covering two transactions.

SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Any proposals of Shareholders intended to be presented for inclusion in the Company's Proxy Statement and Form of Proxy for the next Annual Meeting scheduled to be held in 1999 must be received in writing by the Corporate Secretary at the Company's executive offices, not later than December 5, 1998, and must comply with the applicable rules of the Securities and Exchange Commission with respect to such inclusion.

     For a proposal to be properly brought before a meeting of the shareholders other than in the Proxy Statement, the shareholder making such proposal must have given notice thereof in writing to the Secretary of the Company not less than 60 nor more than 90 days in advance of the meeting or, if later, the tenth business day following the first public announcement of the date of the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and the language of the proposal; (2) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (3) the number of shares owned by the shareholder and the dates upon which such shares were acquired, (4) a representation that the shareholder intends to appear in person or in proxy at the meeting, and (5) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably requested by the Company. The Board of Directors or the Chairman of such meeting may direct that any business not properly brought before the meeting shall not be considered.

OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors,

                                          /s/ Kenneth W. Johnson
                                          Kenneth W. Johnson
                                          Secretary

Seattle, Washington
April 3, 1998

     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR 1997 CONTAINING INFORMATION ON OPERATIONS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY WRITING TO:

         TERA COMPUTER COMPANY
         ATTENTION: INVESTOR RELATIONS
         2815 EASTLAKE AVENUE EAST
         SEATTLE, WA 98102-3027

      Tera's annual Shareholders' Meeting will be held on May 6, 1998, at
        2:00 pm, on the Skansonia Ferryboat at 2505 North Northlake Way,
             Seattle, WA 98103. The phone number is (206) 547-7201.


                                     [MAP]


                                  Directions:

o From I-5, take Exit 169.
o Head east on NE 45th for .6 miles, and turn right on 15th Avenue NE.
o Head south for .5 miles and turn right on NE Pacific.
o Head west for .5 miles to the stop sign at 6th Avenue NE (under the I-5 bridge).
o Turn left and follow North Northlake Way west.
o The Skansonia is located at 2505 North Northlake Way, three blocks west of Ivar's Salmon House.

PROXY

                             TERA COMPUTER COMPANY
                     ANNUAL MEETING MAY 6, 1998, 2:00 P.M.
               2505 NORTH NORTHLAKE WAY EAST, SEATTLE, WASHINGTON

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints Burton J. Smith and James E. Rottsolk, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Tera Computer Company (the "Company") on May 6, 1998 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

      (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

                              FOLD AND DETACH HERE

1. ELECTION OF DIRECTORS:

   (Instructions: To withhold authority to
   vote for any individual, strike a line
   through the nominee's name below.)

   David N. Cutler
   Daniel J. Evans

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE NAMED DIRECTORS.

2. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

                                PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY
                                      CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signatures(s)__________________________________ Date: ___________________, 1998
Please date and sign exactly as name is imprinted hereon, including designation as executor, trustee, administrator, guardian or attorney, if applicable. When shares are held by joint tenants, both should sign. A corporation must sign its name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.